BLACKROCK FUNDSSM

BlackRock Developed Real Estate Index Fund

BlackRock Midcap Index Fund

BlackRock MSCI Asia ex Japan Index Fund

BlackRock MSCI World Index Fund

BlackRock Short-Term Inflation-Protected Securities Index Fund

BlackRock Small/Mid Cap Index Fund

BlackRock Total Stock Market Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Summary Prospectus of each Fund

Effective immediately, the following change is made to each Fund’s Summary Prospectus:

The section entitled “Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

Shareholders should retain this Supplement for future reference.

SPRO-BFA6-0617SUP